UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): May 6, 2025

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.07    Submission of Matters to a Vote of Security Holders

On May 6, 2025, ACNB Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 10,542,731 shares of the Company’s common stock were entitled to vote as of March 13, 2025, the record date for the Annual Meeting. There were 7,853,398 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results for each such proposal.

Proposal No. 1 – To Elect Class 1 Director

The shareholders voted to elect four (4) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Alexandra C. Chiaruttini	6,025,599	73,865	19,689	1,734,244
Eugene J. Draganosky	5,991,934	111,952	15,267	1,734,244
Todd L. Herring	5,728,094	373,422	17,638	1,734,244
James J. Lott	5,563,367	539,364	16,422	1,734,244

Proposal No. 2 – To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,566,114	384,377	168,662	1,734,244

Proposal No. 3 – To Ratify the Selection of Crowe LLP as ACNB Corporation’s Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain
7,716,849	69,956	66,593

ITEM 7.01    Regulation FD Disclosure

On May 6, 2025, James P. Helt, President & Chief Executive Officer of the Registrant, and Jason H. Weber, Executive Vice President/Treasurer & Chief Financial Officer of the Registrant, made presentations at the 2025 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description

99.1    ACNB Corporation 2025 Annual Meeting Presentation Slides.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	May 8, 2025	/s/ Kevin J. Hayes
Kevin J. Hayes
Senior Vice President/
General Counsel, Secretary & Chief Governance Officer